Supplement dated May 21, 2020

to the Prospectus dated May 1, 2015 for

Protective Variable Annuity NY B Series, C Series, L Series

to the Prospectus dated October 3, 2011 for

ProtectiveAccess XL NY

to the Prospectus dated October 1, 2011 for

ProtectiveRewards II NY and ProtectiveRewards Elite NY

and to the Prospectus dated May 1, 2002 for

Elements Classic and the Protective Variable Annuity

Issued by

Protective Life and Annuity Insurance Company

Variable Annuity Account A of Protective Life

This Supplement amends certain information in your variable annuity contract (“Contract”) or variable life insurance policy (“Policy”) prospectus (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

Invesco V.I. Mid Cap Growth Fund and Invesco Oppenheimer

V.I. Discovery Mid Cap Growth Fund Merger

On April 30, 2020, the Invesco V.I. Mid Cap Growth Fund (the “Invesco Mid Cap Fund”) merged into the Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (“Invesco Discovery Fund”) pursuant to an Agreement and Plan of Reorganization approved by the Shareholders of the Invesco Mid Cap Fund. Substantially all of the assets of the Invesco Mid Cap Fund were transferred to the Invesco Discovery Fund in exchange for shares of the Invesco Discovery Fund (the “Reorganization”). In a prior proxy statement dated February 24, 2020 describing the Reorganization, management for the Invesco Mid Cap Fund noted that the investment objectives of the Invesco Mid Cap Fund and Invesco Discovery Fund are substantially the same and their principal investment strategies are similar. Management also noted that Invesco Advisers, Inc. is the primary investment adviser to each Fund.

Following the Reorganization on April 30, 2020, the Invesco Mid Cap Fund was no longer available for investment. Your contract value in the Sub-Account invested in the Invesco Mid Cap Fund at the time of the Reorganization became invested in the Invesco Discovery Fund. You may elect to have your contract value in the Sub-Account invested in the Invesco Discovery Fund (the “Invesco Discovery Sub-Account”) remain in that Sub-Account, or transfer your contract value in the Invesco Discovery Sub-Account to another investment option available under your Contract or Policy.

Your rights and obligations under the Contract or Policy and your contract value did not change as a result of the Reorganization. The fees and charges under the Contract or Policy did not change and there are no tax consequences to you as a result of the Reorganization. We will not assess any charges or transaction fees in connection with the transfer of your contract value in the Invesco Discovery Sub-Account resulting from the Reorganization to another available investment option for up to 60 days from the date of this Supplement. Those transfers will also not be counted in determining any limit on the number of transfers between investment options permitted before the assessment of transfer fees under your Contract or Policy.

You will remain invested in the Invesco Discovery Sub-Account until you send us instructions to transfer or re-allocate your contract value. Also, if you have an automatic allocation to the Invesco Mid Cap Sub-Account pursuant to a dollar cost averaging program or automatic rebalancing program, we will allocate such amounts to the Invesco Discovery Sub-Account unless you provide us with different allocation instructions.

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This Supplement amends your Prospectus by removing all references to the Invesco Mid Cap Fund as an investment option under the Contract or Policy as of 3 p.m. Central Time on April 30, 2020. This supplement further amends your Prospectus as of 3 p.m. Central Time on April 30, 2020 by adding the Invesco Discovery Fund as an investment option under your Contract or Policy. The following disclosure under “THE COMPANY, VARIABLE ACCOUNT AND FUNDS - The Funds” section of the Prospectus has also been added:

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, Series II Shares

This Fund seeks capital growth.

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If you have any questions regarding this Supplement or if you wish to receive prospectuses for the Invesco Oppenheimer V. I. Discovery Mid Cap Growth Fund or other Funds available under your Contract or Policy, you may contact us by writing or calling Protective Life at P.O. Box 1928, Birmingham, AL 35201-1928 or toll free at 800-456-6330.

BUSINESS DISRUPTION AND
CYBER-SECURITY RISKS

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Owner information. Such systems failures and cyber-attacks affecting us, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate Contract Value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, floods, earthquakes, epidemics, pandemics, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as the coronavirus COVID-19), could affect the ability, or willingness, of our workforce and employees of service providers and third party administrators to perform their job responsibilities. Catastrophic events may negatively affect the computer and other systems on which we rely and may interfere with our processing of Contract-related transactions, including processing of orders from Owners and orders with the Funds, impact our ability to calculate Contract Value, or have other possible negative impacts. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting your Contract due to a natural disaster or catastrophe.

CARES Act Disclosure

Temporary Rules under the CARES Act

As noted above, on March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”), which includes temporary relief from certain of the tax rules applicable to IRAs and qualified plans. The scope and availability of this temporary relief may vary depending on a number of factors, including (1) the type of plan or IRA with which the contract is used, (2) whether a plan sponsor implements a particular type of relief, (3) your specific circumstances, and (4) future guidance issued by the Internal Revenue Service and the Department of Labor. You should consult with a tax and/or legal adviser to determine if relief is available to you before taking or failing to take any actions involving your IRA or other qualified contract.

Required Minimum Distributions. The CARES Act waives the requirement to take minimum distributions from IRAs and defined contribution plans in 2020. The waiver applies to any minimum distribution due from such arrangements in 2020, including minimum distributions with respect to the 2019 tax year that are due in 2020.

This relief applies both to lifetime and post-death minimum distributions due in 2020. In that regard, the CARES Act also provides that if the post-death 5-year rule described below under “Required Distributions upon Your Death, Prior law” applies, the 5-year period is determined without regard to calendar year 2020.

Distributions. The CARES Act provides relief for coronavirus-related distributions made from an “eligible retirement plan” (defined below) to a “qualified individual” (also defined below). The relief —

•       Permits in-service distributions, even if such amounts are not otherwise distributable from the plan under sections 401(k), 403(b), or 457 of the Code;

•           Provides an exception to the 10% Additional Tax under section 72(t) of the Code;

•           Exempts the distribution from the mandatory 20% withholding applicable to eligible rollover distributions;

•       Permits an IRA owner or employee to include income attributable to the distribution over the three-year period beginning with the year the distribution would otherwise be taxable unless they elect out; and

•       Permits recontribution of the distribution to an eligible retirement plan within three years, in which case the recontribution is generally treated as a direct trustee to trustee transfer within 60 days of the distribution.

The distribution must come from, and any recontribution must be made to, an “eligible retirement plan” within the meaning of section 402(c)(8)(B) of the Code, i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan, including Roth arrangements. The relief is limited to aggregate distributions of $100,000. The relief applies to such distributions made at any time during the 2020 calendar year.

Plan Loans. The CARES Act provides the following relief with respect to plan loans taken by any “qualified individual” (as defined below) —

•       For loans made during the 180-day period beginning March 27, 2020, the maximum loan amount under the Code is increased from $50,000 or 50% of the vested account balance to $100,000 or 100% of the vested account balance.

•       The due date under the Code for any repayment on a loan that otherwise is due between March 27, 2020 and December 31, 2020, is delayed for one year.

Individuals Eligible for Withdrawal and Loan Relief. Only a “qualified individual” is eligible for the withdrawal and loan relief provided under the CARES Act. A “qualified individual” is an individual in one of the following categories:

•       The individual is diagnosed with the virus SARS-CoV-2 or with coronavirus disease 2019 (COVID-19) by a test approved by the Centers for Disease Control and Prevention;

•           The individual’s spouse or dependent is diagnosed with such virus or disease; or

•           The individual experiences adverse financial consequences as a result of being quarantined, being furloughed or laid off or having work hours reduced due to such virus or disease, being unable to work due to lack of child care due to such virus or disease, closing or reducing hours of a business owned or operated by the individual due to such virus or disease, or other factors as determined by Internal Revenue Service.

The CARES Act provides that the administrator of an eligible retirement plan may rely on an employee’s certification that the employee is a qualified individual as defined above.